j2 Global Communications

Investor Presentation

(Based upon First Quarter 2011 Results)

May 5, 2011

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2011 Guidance" slides. These forward-looking statements are based on management's current expectations or beliefs as of May 5, 2011 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Ability to integrate and recognize synergies from acquired businesses
- Subscriber growth, retention and usage levels
- Fax and voice service growth
- International growth
- New products, services, features and technologies
- Corporate spending
- Intellectual property
- Liquidity
- Network capacity, coverage and security
- Regulatory developments
- Taxes

All information in this presentation speaks as of May 5, 2011 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy and the related impact on customer acquisition and retention rates, customer usage levels and credit and debit card payment declines
- Inability to maintain and expand our customer base and maintain or increase the average revenue per subscriber
- Inability to successfully integrate and realize anticipated synergies from newly acquired businesses
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or income, sales or other tax liabilities or inability to accurately estimate our effective tax rate
- Inability to maintain existing or enter into new relationships on acceptable terms with critical telecom and other vendors whose financial condition will not negatively impact the services they provide
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecommunications, Internet, or other regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures
- Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
- Inadequate intellectual property protection or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 28, 2011 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

j2 Global's CORE Strategy

Cloud Services for Business

Our Own Brands

Recurring Revenue

Efficient Operations



eFax
Online Fax
eVoice
Virtual Phone System
FuseMail
Hosted Email
campaigner
Email Marketing
KeepItSafe
Online Backup
onebox
Unified Communications
j2
Cloud Services for Business

Financial Highlights

Q1 '11 GAAP & Non-GAAP Results

	Q1 2011 GAAP		Q1 2011 Non-GAAP	
	$	Margin	$	Margin
Revenues (1)	$73.4M		$83.7M	
Gross Profit/Margin (1) (2)	$57.6M	78.5%	$68.5M	81.8%
Operating Profit/Margin (1) (2)	$23.1M	31.5%	$38.2M	45.6%
EPS (1) (3)	$0.66/Share		$0.60/Share	
Free Cash Flow (4)			$38.2M	
Cash and Investments	$126.7M			

(1) In Q1 2011, the Company made a change in estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual remaining service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

(2) Non-GAAP excludes ASC 718 non-cash compensation and related payroll taxes and certain acquisition-related integration costs. See slide 17 for a reconciliation to GAAP.

(3) Non-GAAP excludes ASC 718 non-cash compensation and related payroll taxes, certain acquisition-related integration costs, and the reversal of ~ $14.1M related to uncertain income tax positions as a result of the expiration statues of limitations. In each case, the values are net of taxes. Q1's Non-GAAP tax rate is 26.2% and GAAP tax rate is (36.0%). See slide 17 for a reconciliation to GAAP.

(4) See slide 16 for computation and reconciliation of free cash flow. Free cash flow is defined as net cash from operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. Q1 '11 was also impacted by $1.9M in transition and acquisition-related costs, net of taxes.

Q1 2011 Update

Q1 2011 Updates

Organic Net Adds of nearly 25K; a Strong Quarter

Improved Retention; Cancel Rate Down to 2.6%

Q1 Non-GAAP Revenue is $83.7M; 39% Y/Y and 18% Q/Q growth

Record FCF of $38.2M, Despite $1.9M of Transition Exit Costs, Net of Tax

Corporate Continues to Grow at a Healthy Pace

- Net adds of >10,000 DIDs in quarter; added 8 new large contracts in Q1
- Y/Y revenue growth of ~30%; DID growth of >25%

International Expansion Across Multiple Services

- Added Onebox® Numbers in 15 Major Canadian Cities
- Increased presence in Germany; 115 more cities for a total of 303 cities
- Strong growth continues in Japan: Q/Q revenue up > 45%, DIDs up >68%
- Several potential acquisitions

Progress of Acquisitions

Transition of Our Recent Acquisitions on Target:

- Venali® - finish integration in Q2
- MyFax® - sales team already combined with eFax® under single management
- Continue to support MyFax® brand; achieved double digit growth rate
- MyFax®/My1voice™ - expect last stage to be completed during Q4

Expand Geographical Reach for KeepItSafe™

- Leading back-up provider in Ireland; fully integrated into our Dublin office
- Started expansion into UK, targeting SMB and Enterprise customers
- Investment to increase data storage capacity
- Y/Y revenue growth is >35%

campaigner
powering customer relationships.

Acquired December 2010

- Development, Marketing, Sales, Customer Support kept in Ottawa

Simple and Easy to Use; Quick Set Up to Start Email Marketing

Positioned as Best In Class

- Free 24/7 customer support
- Free on-boarding
- Competitive pricing
- Ideal value proposition for SMB/SOHO customers

Proven Reliability to Ensure Emails are Delivered on Time

Technology is Scalable to Support Growing Client Base

Annual Seat Growth is >74%

Greater than 10,000 Paying Customers

Cross Sell Initiatives

Focus on j2 Premium Services:

eFax®, eVoice®, Campaigner®, FuseMail®, KeepItSafe® and Onebox®

- Initial focus on increasing awareness both internally and externally
- Actively pursuing cross sells with every direct sale/increase awareness
- Launched new j2.com "one-stop-shopping" website in March


j2 Cloud Services for Business
j2 Global:
Transforming the way business gets done.
eFax
eVoice
FuseMail
campaigner
KeepItSafe
onebox

- X-Sell promotions on web pages for all brands and all communications

Generated New Sign Ups from Cross Selling Efforts

2011 GUIDANCE

2011 Guidance[1]

	2011 Plan
Revenues	$320M to $340M (25% - 33% increase vs. 2010)
Non-GAAP EPS	$2.21 to $2.42

(1) 2011 Guidance is exclusive in each case, where applicable, of between $9 - $11 million of share-based compensation expense, between $5 - $8 million of acquisition-related transition costs and the impact of the one-time, non-cash, change in estimate.

Supplemental Information

Metrics

			2009			2010				2011
			Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Revenues	Total GAAP Revenue [1]	(in Thousands)	$62,464	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$73,384
	Adjustment		$0	$0	$0	$0	$0	$0	$0	$10,326
	Total Non GAAP Revenue		$62,464	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$83,710
	Fixed Subscriber Revenues	(in Thousands)	$49,726	$49,782	$49,612	$48,869	$49,467	$50,268	$56,871	$67,801
	Variable Subscriber Revenues		11,322	11,264	10,576	10,678	11,093	11,798	13,448	15,393
	Subscriber Revenues		$61,049	$61,046	$60,188	$59,547	$60,559	$62,066	$70,319	$83,194
	Other Revenues		1,415	756	727	733	751	712	706	516
	Total Revenues		$62,464	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$83,710
	DID - Based Revenues		$58,904	$58,969	$58,122	$57,435	$58,201	$59,585	$66,804	$77,432
	Non-DID Revenues		3,560	2,832	2,793	2,845	3,110	3,193	4,221	6,278
	Total Revenues		$62,464	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$83,710
	Subscriber Revenues/Total Revenues		97.7%	98.8%	98.8%	98.8%	98.8%	98.9%	99.0%	99.4%
	DID - Based/Total Revenues		94.3%	95.4%	95.4%	95.3%	94.9%	94.9%	94.1%	92.5%
	% Fixed Subscriber Revenues		81.5%	81.5%	82.4%	82.1%	81.7%	81.0%	80.9%	81.5%
	% Variable Subscriber Revenues		18.5%	18.5%	17.6%	17.9%	18.3%	19.0%	19.1%	18.5%
DIDs	Paid DIDs [2]		1,274,145	1,274,240	1,275,486	1,314,857	1,334,555	1,410,973	1,905,137	1,929,540
	Average Monthly Revenue/DID [3]		$14.96	$15.03	$14.85	$14.40	$14.37	$14.21	$13.22	$13.30
	Cancel Rate [4]		3.3%	3.1%	3.0%	2.8%	2.6%	2.6%	2.7%	2.6%
	Free DIDs (MM)		10.1	10.0	9.9	10.3	10.6	11.1	11.2	11.2
	Average Monthly Revenue/DID		$0.06	$0.05	$0.04	$0.05	$0.04	$0.03	$0.03	$0.03
	Cities Covered		3.327	3.500	3.539	3.665	4.158	4.250	4.340	4.364
	Countries Covered		46	46	46	48	48	49	49	49
Financials	Cash & Investment	(millions)	$194.8	$222.5	$243.7	$264.4	$264.9	$272.3	$87.0	$126.7
	Free Cash Flow [5]	(millions)	$22.9	$26.1	$22.2	$34.2	$26.4	$26.7	$21.6	$38.2

[1] In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.
[2] Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.
[3] Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter.
[4] Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.
[5] Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter which settled all transfer pricing issues for tax years 2004 through 2008 and was successfully accrued for in prior periods. See slide 16 for computation of free cash flow.

Computation of Free Cash Flow

($ in millions)

	Q2 '09	Q3 '09	Q4 '09	Q1 '10	Q2 '10	Q3 '10	Q4 '10	Q1 '11
Net cash provided by operating activities	$20.362	$26.469	$23.850	$34.688	$12.317	$27.147	$22.233	$38.153
Purch. of property & equipment	($0.217)	($0.767)	($1.546)	($0.086)	($0.495)	($0.692)	($0.569)	($0.625)
Excess tax benefit/(deficiency) from share based compensation	$2.718	$0.403	($0.063)	($0.406)	$0.374	$0.196	($0.102)	$0.679
IRS settlement					$14.223			
Free Cash Flow (1)	$22.863	$26.105	$22.241	$34.196	$26.419	$26.651	$21.562	$38.207

(1) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter, which settled all transfer pricing issues for the IRS for tax years 2004 through 2008 and was fully accrued for in prior periods. 2010 was impacted by approximately $3.4 million, net of taxes, of transition and acquisition-related costs. Q1 2011 was impacted by approximately $1.9 million in transition and acquisition related costs, net of taxes. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Non-GAAP Results & Reconciliation to GAAP

j2 Global Communications

J2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED MARCH 31, 2011			
	Reported	Non-GAAP Entries		Non-GAAP
Revenues				
Subscriber (1)	$ 72,868	$ 10,325	(1)	$ 83,193
Other	516	-		516
Total revenue	73,384	10,325		83,709
Cost of revenues (2), (3), (4)	15,792	(571)	(2), (3), (4)	15,221
Gross profit	57,592	10,896		68,488
Operating expenses:				
Sales and marketing (2), (3), (4)	15,511	(1,094)	(2), (3), (4)	14,417
Research, development and engineering (2), (3), (4)	4,772	(787)	(2), (3), (4)	3,985
General and administrative (2), (3), (4)	14,242	(2,312)	(2), (3), (4)	11,930
Total operating expenses	34,525	(4,193)		30,332
Operating earnings	23,067	15,089		38,156
Interest and other income, net	(327)	-		(327)
Earnings before income taxes	22,740	15,089		37,829
Provision for income taxes (5)	(8,195)	18,096	(5)	9,901
Net earnings	$ 30,935	$ (3,007)		$ 27,928
Diluted net earnings per share	$ 0.66			$ 0.60
Diluted weighted average shares outstanding	46,558,543			46,558,543

(1) In Q1 2011, the Company made a change in estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual remaining service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

(2) Share based compensation for Q1 is as follows: Cost of Revenues is $244K, Sales and Marketing is $348K, R&D is $147K, and G&A is $1,466K.

(3) Payroll taxes associated with share-based compensation is $48K for Q1.

(4) Acquisition Exit Costs for Q1 are $321K for Cost of Revenue, $740K for Sales and Marketing, $635K for R&D and $815K for G&A.

(5) Income tax adjustment of $1.32M related to items (2) to (4) above, ~$2.7M related to tax impact of item (1) above, and ~$14.1M related to uncertain income tax positions as a result of the expiration of applicable statutes of limitations.

Reconciliation of GAAP to Non-GAAP ARPU

RECONCILIATION OF GAAP TO NON-GAAP ARPU
THREE MONTHS ENDED MARCH 31, 2011
(UNAUDITED, IN THOUSANDS, EXCEPT ARPU)

	THREE MONTHS ENDED MARCH 31, 2011		
	Reported	Non-GAAP Entries	Non-GAAP
Revenues			
Subscriber [1]	$ 72,868	$ 10,325 [1]	$ 83,193
Other	516	-	516
Total revenue	73,384	10,325	83,709
DID Based Revenue [1]	67,107	10,325 [1]	77,432
Less advertising and other indirect revenues	929	-	929
Revenues from Paying Telephone Numbers	66,178	10,325	76,503
Beginning Paid DIDs	1,905	-	1,905
Ending Paid DIDs	1,930	-	1,930
Average Paid DIDs	1,917	-	1,917
ARPU	$ 11.51	$ 1.80	$ 13.30

[1] In Q1 2011, the Company made a change in estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual remaining service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

j2® Global Communications